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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 23, 2002
         --------------------------------------------------------------

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       1-1861                 65-1095289
          ------                       ------                 ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


                           1211 Avenue of the Americas
                            NEW YORK, NEW YORK 10036
                            ------------------------
              (Address of registrant's principal executive office)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 536-1390
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Item 5.    Other Events.

This Current Report on Form 8-K incorporates by reference into this Item 5 the press release, dated July 23, 2002, reporting the financial results of CIT Group Inc. as of and for the period ended June 30, 2002. The press release is attached as Exhibit 99.1 hereto.

Item 7.    Financial Statements and Exhibits.

     (c)  Exhibits.

99.1       Press release issued by CIT Group Inc. on July 23, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIT GROUP INC.
                                   --------------
                                   (Registrant)


                                   By: /s/ Joseph M. Leone
                                      ------------------------------------------
                                      Joseph M. Leone
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Accounting and
                                      Financial Officer)

Dated: July 25, 2002


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